Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Capital Management, L.P.

Address of Joint Filer:	767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Capital Management, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Dinan Management, L.L.C.

Address of Joint Filer:	c/o York Capital Management L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

Dinan Management, L.L.C.

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Multi-Strategy Master Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Multi-Strategy Master Fund, L.P.
By: Dinan Management, its general partner

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Fund, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Investments Master Fund, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Investments Master Fund, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York Credit Opportunities Domestic Holdings, LLC

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York Credit Opportunities Domestic Holdings, LLC

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York European Distressed Credit Fund II, L.P.

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York European Distressed Credit Fund II, L.P.
By: Dinan Management, L.L.C., its general partner

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	York European Distressed Credit Holdings II, LLC

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

York European Distressed Credit Holdings II, LLC

/s/ Richard P. Swanson
Name: Richard P. Swanson
Title: General Counsel

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Matthew Bonanno

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ Matthew Bonanno
Name: Matthew Bonanno

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	David Magid

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ David Magid
Name: David Magid

December 27, 2017

Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	William Vrattos

Address of Joint Filer:	c/o York Capital Management, L.P.
767 Fifth Avenue, 17th Floor
New York, NY 10153

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	December 22, 2017

Designated Filer:	York Capital Management Global Advisors, LLC

Signature:

/s/ William Vrattos
Name: William Vrattos

December 27, 2017

Date